SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 28, 2002
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-75724-02               06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)


1285 Avenue of the Americas, New York, New York                10019
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On February 28, 2002 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1, Class A-1, Class A-2, Class A-3, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $205,495,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2002 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, JPMorgan Chase Bank as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

      (EX-4) Pooling and Servicing Agreement, dated as of February 1, 2002, among Mortgage Asset Securitization Transactions,
                                         Inc., Wells Fargo Bank Minnesota,
                                         N.A., JPMorgan Chase Bank and UBS
                                         Warburg Real Estate Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


March 5, 2002

                                   By:  /s/ Hugh Corcoran
                                       ---------------------------------------
                                       Name:  Hugh Corcoran
                                       Title: Executive Director


                                   By:  /s/ Craig Eckes
                                       ---------------------------------------
                                       Name:  Craig Eckes
                                       Title: Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of February 1, 2002,
                        among Mortgage Asset Securitization
                        Transactions, Inc., Wells Fargo Bank
                        Minnesota, N.A., JPMorgan Chase Bank
                        and UBS Warburg Real Estate
                        Securities Inc.